EXHIBIT 10.1


                         INFRARED SYSTEMS INTERNATIONAL
                             2009 STOCK OPTION PLAN


         1. PURPOSE, RESTRICTIONS ON AMOUNT AVAILABLE UNDER THE PLAN. The Infrared Systems International Stock Option Plan (the "PLAN") is intended to encourage stock ownership by employees, consultants and directors of Infrared Systems International (the "CORPORATION"), and any divisions and Subsidiary Corporations (as hereinafter defined), so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees, directors, and consultants to remain in their employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation and its business. It is further intended that options granted by the Committee pursuant to this Plan shall constitute "non-qualified stock options" ("NON-QUALIFIED STOCK OPTIONS").

         2. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated.

                  (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) "EMPLOYER CORPORATION" is the entity which employs the person granted options under this Plan.

                  (c) "FAIR  MARKET  VALUE"  per share as of a  particular  date shall mean the last sale price of the Corporation's Common Stock as reported in a national securities exchange or the NASDAQ National Market System or Capital Market System, or, if last sale reporting quotation is not available for the Corporation's Common Stock , the average if the bid and asked prices of the Corporation's Common Stock as reported by NASDAQ or on the OTC Bulletin Board, or if none, National Quotation Bureau Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee (as hereinafter defined) in accordance with its discretion in making a bona fide, good faith determination of fair market value. The Board of Directors may reject the determination of Fair Market Value made by the Committee, and shall thereupon determine the applicable Fair Market Value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (d) "INTERNAL REVENUE CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

                  (e) "OPTIONS" shall mean Non-qualified Stock Options granted pursuant to this Plan.

                  (f) "PARENT CORPORATION" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations ending with the Employer Corporation if, at the time of granting an Option, each of the corporations other than the Employer Corporations own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (g) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Employer Corporation) in an unbroken chain beginning with the Employer Corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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         3. ADMINISTRATION.

                  (a) The Plan shall be administered by the Compensation Committee (the "COMMITTEE"), consisting of not less than two members of the Board of Directors of the Corporation (the "BOARD"), or alternatively, in the absence of a designated and qualified committee, the entire Board shall serve as the Committee.

                  (b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation): the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "OPTION PRICE"); to determine the persons to whom, and the time or times at which, Options shall be granted, to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  (c) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The secretary need not be a member of the Committee or a member of the Board.

                  (d) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. ELIGIBILITY.

                  (a)  Subject to  certain  limitations  hereinafter  set forth,
Options may be granted to employees of (including officers), agents, representatives and consultants to, and directors of (whether or not they are employees), the Corporation or its present or future divisions and Subsidiary Corporations, provided such persons meet minimum requirements, if any, as may be established by the Committee, in its discretion. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "OPTIONEE."

                  (b) An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions as hereinafter set forth.

         5. STOCK.

                  (a) The stock subject to the Options hereunder shall be shares of the Corporation's common stock, $0.001 par value per share ("COMMON STOCK"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed ten percent (10%) of the then outstanding shares of Common Stock, not taking into account shares issuable upon the exercise of Options.


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                  (b) In the event that any  outstanding  Option  under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option (unless the Plan shall have been terminated) shall become available for subsequent grants of Options under the Plan.

         6. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

         7. NON-QUALIFIED STOCK OPTIONS. Options granted pursuant to the Plan are intended to constitute Non-qualified Stock Options.

         8. TERMS AND CONDITIONS AT OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by a written option agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions.

                  (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) TYPE OF OPTION. Each Option Agreement shall state that the Option constitutes a Non-qualified Stock Option.

                  (c) OPTION PRICE.

                           (i) Each  Option  Agreement  shall  state the  Option
Price, which (except as otherwise set forth in paragraphs
8(c)(ii) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

                           (ii) The Option Price shall be subject to  adjustment
as provided in Section 8(i) hereof.

                           (iii)  The  date on  which  the  Committee  adopts  a
resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (d) TERM OF OPTIONS. Options shall be exercisable over the exercise period as and at the times the Committee, in its sole discretion, may determine, as reflected in the Option Agreement, provided, however:

                           (i) The  exercise  period shall not exceed five years
from the date of grant of the Option.

                           (ii) An Option  granted under the Plan to an Optionee
may, at the election of the Committee, include a provision conditioning or accelerating the receipt of benefits upon the occurrence of specified events, such as a change in control of the Corporation or a dissolution, liquidation, sale of substantially all of the property and assets of the Corporation, or other event.

                           (iii) The exercise period shall be subject to earlier
termination as provided in Sections 8(f) and 8(g) hereof, and furthermore shall be terminated upon surrender of the option by the holder thereof if such surrender has been authorized in advance by the Committee.

                   (e) METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT

                           (i) An Option  may be  exercised  as to any,  or all,
full shares of Common Stock as to which the Option is exercisable, provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).


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                           (ii) Each  exercise of an Option  granted  hereunder,
whether in whole or in part, shall be by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Price (in cash or shares) for the number of shares so designated, together with any written statements or investment letter required by or advisable under any applicable security laws.

                           (iii)  The  Option  Price  shall  be  paid  in  cash,
provided that the Committee may permit an optionee to pay the exercise price in any combination of (i) cash, (ii) shares of Common Stock having a Fair Market Value as determined by the Board of Directors equal to such Option Price, (iii) monies, if any, received from the Corporation at the time of exercise as a compensatory cash payment; and (iv) with monies, if any, borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Board of Directors; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law. Each of the foregoing determinations by the Committee shall be made separately with respect to each exercise of Options and each Optionee.

                           (iv) The Board of  Directors  shall have the sole and
absolute discretion to determine whether or not property other than cash, shares of Common Stock, or options may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

                  (f) TERMINATION. Except as provided in this Section 8(f) and in Section 8 (g) hereof, or as specifically permitted in the Option Agreement, an Option may not be exercised unless the Optionee is then an employee or director of or consultant, agent or representative of the Corporation or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as an employee or director of or consultant, agent or representative of the Corporation since the date of grant of the Option.

                           (i) If  the  Optionee  ceases  to be an  employee  or
director of or consultant, agent or representative of the Corporation (other than by reason of death, Disability or retirement), all Options of such Optionee that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised at any time within three months after such cessation; provided, however, that if the employment or consulting relationship of an Optionee shall terminate, or if a director shall be removed, for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately upon such termination or removal.

                           (ii)  Nothing  in the Plan or in any  Option  granted
pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or its shareholders or any such division or Subsidiary Corporations to terminate such employment or other relationship between the individual and the Corporation or any of its divisions and subsidiary corporations.

                  (g) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. At the election of the Committee, an Option Agreement may provide that, if an Optionee shall die while a director of, or employed by, or a consultant, agent or representative of, the Corporation or a Subsidiary Corporation, or within three months after the termination or removal of such Optionee's employment or directorship or consulting relationship, other than termination or removal for cause, or if the Optionee's employment or directorship or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.


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                  (h)      NONTRANSFERABILITY.

                           (i)  Without  the  prior   written   consent  of  the
Corporation, Options granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

                           (ii)  Any   attempted   sale,   pledge,   assignment,
hypothecation or other transfer of an Option contrary to the provisions hereof and, the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in automatic termination of the Option.

                           (iii)  (A)  As a  condition  to the  transfer  of any
shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable securities laws and the Optionee has tendered to the Corporation any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when the Corporation has a legal liability to satisfy such tax; (C) the Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulation; (D) the Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Corporation will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

                  (i)      EFFECT OF CERTAIN CHANGES

                           (i) If there is any change in the number of shares of
Common Stock through the declaration of stock
dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (ii)  In  the  event  of a  proposed  dissolution  or
liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may (but is not obligated to) provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division or merger or consolidation; or the Committee may provide in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby. In such case the Committee may (but is not obligated to) provide that Options not otherwise exercisable may be exercised in such circumstances.

                            (iii)  Paragraph (ii) of this Section 8(i) shall not
apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change
(including  a change  to the right to  receive  cash or other  property)  of the


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shares of Common Stock (other than a change in par value, to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (iv) In the event of a change in the Common  Stock of
the Corporation as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (v) To the  extent  that  the  foregoing  adjustments
relate to stock or securities of the Corporation, such adjustments shall be made to the Committee, whose determination in that respect shall be final, binding and conclusive.

                           (vi) The Committee may, in its sole discretion, grant
an Optionee market and/or issuance price anti-dilution protection.

                           (vii) Except as  hereinbefore  expressly  provided in
this Section 8(i), this Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j)      RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT

                           (i)  Neither a person  to whom an Option is  granted,
nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option, until after the Option is exercised and the shares are issued to the person exercising such Options.

                           (ii) Upon  exercise of an Option at a time when there
is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise and available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of said Act, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and such issuance is otherwise in compliance with said Act and any state or other securities or other statutes or rules applicable thereto.

                           (iii) No shares  shall be issued upon the exercise of
an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

                           (iv)  No  adjustment  shall  be  made  for  dividends
(ordinary or extraordinary), whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 8(i) hereof.

                  (k) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, as the Committee shall deem advisable.


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         9. AGREEMENT BY OPTIONEE REGARDING  WITHHOLDING TAXES. If the Committee
shall so require, as a condition of exercise, each Optionee shall agree that:

                  (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

                  (b) The Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligations is incurred.

                  (c) The Corporation shall not be obligated to advise any Optionee of the existence of any such tax or the amount which the Corporation will be so required to withhold.

         10. AGREEMENT BY OPTIONEE WITH RESPECT TO SECTION 16. If the Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this option shall not be effective until such person complies with the reporting requirements of Section 16(a).

         11. AMENDMENT AND TERMINATION OF THE PLAN.

                   (a) The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that:

                           (i) Any amendment that would: (A) materially increase
the benefits accruing to participants under the Plan, or (B) increase the number of shares of Common Stock as to which Options may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the holders of a majority of the shares of Common Stock of the Corporation presented or represented and entitled to vote at a duly constituted and held meeting of shareholders,

                           (ii)  Any  such  increase  or  modification  that may
result from adjustments authorized by Section 8(i) hereof shall not require such approval.

                  (b) Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         12. ASSUMPTION. The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to the Corporation and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation shall not be otherwise obligated to assume this Plan.

         13. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or of any Subsidiary, or by any shareholder of the Corporation or of any Subsidiary Corporation against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Corporation or any Subsidiary Corporation will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

         14. TAX LITIGATION. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.


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


         15. ADOPTION. This Plan was approved by the Board of Directors of the Corporation at a meeting on September 15, 2009.





                                            INFRARED SYSTEMS INTERNATIONAL





                                            By: /s/ GARY E. BALL
                                                __________________________
                                                    Gary E. Ball























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